SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

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    (as permitted by Rule 14a-6(e)(2))
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                       Technology Research Corporation
_______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                            TECHNOLOGY RESEARCH CORPORATION

                        Notice of Annual Meeting to Shareholders
                               to be held August 23, 2001




To the Shareholders of
TECHNOLOGY RESEARCH CORPORATION

     You are cordially invited to attend the Annual Meeting of Shareholders of Technology Research Corporation, a Florida corporation (the "Company"), which will be held on August 23, 2001, at 2:30 P.M. local time, at the Hampton Inn, 21030 U.S. 19 North, Clearwater, Florida 33765, Clearwater, Florida, for the following purposes:

     1. To elect six members of the Board of Directors who will be elected to a one-year term of office.

     2. To ratify the selection by the Company's Board of Directors of KPMG LLP, Certified Public Accountants, as independent auditors of the Company for its fiscal year ending March 31, 2002.

     3. To consider and act upon any matters related to the foregoing purposes and to transact such other business as may properly be brought before the meeting and at any adjournments thereof.

     A Proxy Statement and Board of Directors Proxy are being mailed with this notice. You are invited to attend the meeting in person, but if you are unable to do so, the Board of Directors requests that you sign, date and return the proxy, as promptly as practicable, by means of the enclosed envelope. If you are present at the meeting and desire to vote in person, you may revoke the proxy, and if you receive more than one proxy (because of different addresses of stockholdings), please fill in and return each proxy to complete your representation.


By order of the Board of Directors


Robert S. Wiggins
Chairman of the Board and
Chief Executive Officer



Clearwater, Florida
July 13, 2001
Enclosures










                           TECHNOLOGY RESEARCH CORPORATION
                              5250 140th Avenue North
                             Clearwater, Florida 33760

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD AUGUST 23, 2001




I.  Solicitation and Revocation of Proxies

     This Proxy Statement and accompanying form of proxy are being mailed on or about July 13, 2001 in connection with the solicitation by the Board of Directors of Technology Research Corporation, a Florida corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders, to be held on August 23, 2001 at 2:30 P.M. local time, at the Hampton Inn, 21030 U.S. 19 North, Clearwater, Florida 33765 (the "Annual Meeting"), and at any and all adjournments thereof, for the purposes set forth in the accompanying notice of said meeting, dated July 13, 2001.

     As this solicitation is being made exclusively by the Board of Directors of the Company, any costs incurred in connection therewith will be borne by the Company. Brokerage houses and other nominees of record will be requested to forward all proxy solicitation material to the beneficial owners, and their expenses in such regard will also be paid by the Company. All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives or agents by telephone, telegraph or personal contact with certain shareholders.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person. A shareholder giving a proxy may revoke it at any time before exercise, by either notifying the Secretary of the Company of its revocation, submitting a substitute proxy dated subsequent to the initial one or attending the Annual Meeting and voting in person.

     All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted FOR the election of the nominees listed below under the caption "Election of Directors", FOR the ratification of the appointment of KPMG LLP as the Company's independent accountants, and if any other matters properly come before the Annual Meeting, the persons named as Proxies will vote upon such matters according to their best judgment.

     A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE.

     A copy of the 2001 Annual Report to Stockholders, which includes the Company's Form 10-K for the fiscal year ended March 31, 2001, has been mailed with this Proxy Statement to all Stockholders entitled to vote at the Annual Meeting.




II.  Voting Securities and Principal Holders Thereof

     Only shareholders of record at the close of business on July 6, 2001 will be entitled to vote at the Annual Meeting. At the close of business on such record date, there were issued and outstanding 5,437,497 shares of the Company's common stock, $.51 par value per share (the "Common Stock"), each of which is entitled to one vote. There are no other classes of voting stock issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to (i) elect directors and (ii) ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the year ending March 31, 2002.

     The following table enumerates, as of July 6, 2001, the name, address, position with the Company, if any, and ownership, both by numerical holding and percentage interest, of the beneficial owners by (i) each person known to the Company as having beneficial ownership of more than five percent (5%) of the Company's equity securities, (ii) each Director, (iii) each "named executive officer" (as defined in Item 402(a) (3) of Regulation S-K under the Securities Exchange Act of 1934 (the "1934 Act") ("Named Executive Officer")), and (iv) all Directors and Executive Officers of the Company as a group:


Name, Position and Address                         Shares            Percentage
   of Beneficial Owner                      Beneficially Owned (1)    of Class
--------------------------                  --------------------      --------
Robert S. Wiggins,                                 344,304              6.3%
Chairman of the Board,
Chief Executive Officer
and Director

Raymond H. Legatti, (2)                            168,972              3.1%
President and Director

Raymond B. Wood, (2)                               152,475              2.8%
Senior Vice President
and Director

Gerry Chastelet, (2)                                10,000              0.2%
Director

Edmund F. Murphy, Jr., (2)                          23,568              0.4%
Director

Martin L. Poad, (2)                                 10,000              0.2%
Director

Scott J. Loucks, (2)                                10,412              0.2%
Vice President and
Chief Financial Officer

All directors and officers (2)                     719,731             13.1%
as a group (7 persons)




                                      2
Footnotes:

(1) For purposes of this table, a person or group of persons is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days following July 6, 2001. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following July 6, 2001 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes the following shares subject to currently exercisable options held by Messrs. Legatti (7,800), Wood (7,800), Chastelet (10,000), Murphy (23,334), Poad (10,000) and Loucks (3,356).


III. Election of Directors

     A. Number and Composition of the Board of Directors. The By-Laws of the Company provide that its Board of Directors shall consist of not less than three members and may be composed of such higher number, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so. The Board is currently comprised of six members. All six members of the Board of Directors will stand for election at the 2001 Annual Meeting.

     B. Information Concerning Nominees. Unless authority is withheld as to the Board designated nominees, the shares represented by Board of Directors proxies properly executed and timely received will be voted for the election as Director of the nominees named below, individuals who presently serve as Directors of the Company. If such nominees cease to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors. The Board has no reason to believe the nominees will be unavailable to serve if elected. Board members owning shares of Common Stock intend to either be present or vote their shares in favor of the nominees listed below or give their proxy in support of such nominees. The nominees listed below, if elected, will serve a one-year term, expiring on the date of the annual meeting of shareholders in 2002. Certain information with respect to each nominee is hereafter set forth:

                                                                       Year
Name                    Age       Position                        First Elected
----                    ---       --------                        -------------
Robert S. Wiggins        71       Director, Chairman of the            1988
                                  Board, Chief Executive Officer

Raymond H. Legatti       69       Director and President               1981

Raymond B. Wood          66       Director and Senior Vice             1981
                                  President of Government
                                  Operations and Marketing

Gerry Chastelet          54       Director                             1999
Edmund F. Murphy, Jr.    72       Director                             1988
Martin L. Poad           61       Director                             1998

                                      3
     ROBERT S. WIGGINS, has been Chairman of the Board, Chief Executive officer and Director of the Company since March 1988. From 1974 to 1987, he was Chairman, Chief Executive Officer and President of Paradyne Corporation, Largo, Florida, a data communications company. Mr. Wiggins served as a consultant for Paradyne from 1987 to March 1988. In addition, he spent three years with GTE Information Systems Division as a Vice President and 13 years in various sales and product development managerial positions with IBM Corporation.

     RAYMOND H. LEGATTI, a founder of the Company, has been President of the Company and a member of the Board since its founding in 1981. From 1980 to 1981, he served as Corporate Director of Electronic Activity for Square D Company, whose offices are located in Palatine, Illinois. From 1978 to 1980, he served as Manager of Square D operations in Clearwater, Florida. From 1975 to 1978, he served as President of Electromagnetic Industries, Inc., a subsidiary of Square D Company. During the prior 20 years, he was Vice President of Engineering, Director and General Manager of the Electronics Division of Electromagnetic Industries, Inc. which was acquired by Square D Company in 1974. He has served on the Board of Directors of the Building Equipment Division of the National Electrical Manufacturers Association ("NEMA") and was the Technical Representative for NEMA on the National Fire Prevention Association's Committee for Standards for Anesthetizing Locations. He has served as Chairman of the Ground Fault and Health Care sections of NEMA. Mr. Legatti was appointed as Technical Advisor to the United States National Committee of the International Electrotechnical Commission ("IEC") (which establishes International Electrical Standards) SC23E for GFCI technology and also is Chairman of the U.S. Technical advisory groups for IEC SC23E/WG2 and WG7, and serves as the expert delegate on several IEC committees representing the USA. Mr. Legatti is also Chairman of IEC 23E/WG7 Committee for Protective Devices for Battery Powered Vehicles. Mr. Legatti serves on the NEMA Electric Vehicle Council; is a NEMA representative on the Electric Power Research Institute ("EPRI"); is on the Electric Vehicle Infrastructure Working Council ("IWC"); is on Health and Safety and Personnel Protection Committees; serves as a liaison representative between the IWC and the IEC; is a Member of the Task Group for the U. S. Consumer Products Safety Commission Home Electrical Systems Fire Project; is a Member of the Society of Automotive Engineers; and is a Fellow of the Institution of Incorporated Executive Engineers. Mr. Legatti also serves on the Underwriters Laboratories Advisory Committee. Mr. Legatti, English-born and educated, has acquired extensive management experience and expertise in the areas of electrical control and measurement in various environments. His 26 separate United States patents are applied in products in wide use in military engine generator systems, hospital insulated electrical systems, and in electrical safety products that prevent fires and protect against electrocution and electrical shock. On October 12, 1999, Xerox Corporation was issued a patent, which listed Mr. Legatti as a co-inventor for the Modular, Distributed Equipment Leakage Circuit Interrupter. This product is used on some of Xerox's business machines and shuts off power when sensing a certain leakage of electricity which could produce dangerous results.

     RAYMOND B. WOOD, a founder of the Company, has been a Director, Senior Vice President of Government Operations and Marketing of the Company since its inception in 1981. From 1974 to 1981, he was Manager of Engine Generator Component Marketing for Square D Company. He was employed by Electromagnetic Industries, Inc. for 20 years prior to its acquisition by Square D Company. During this time, he held the position of General Manager of Electromagnetic Industries of Georgia Inc., the systems manufacturing plant for military products such as diesel generating systems, generators, controls, semi-trailers, etc. Previous assignments were Project and Design Engineer for military products produced by the Electromagnetic Industries Inc. Mr. Wood is

                                      4
a charter member of the industries association, Electrical Generating Systems Association ("EGSA"), has served on their Board of Directors and has been the Chairman of the Government Liaison Committee for over 25 years. Mr. Wood is also a member of the U.S. Naval Institute. For over 40 years, he has been involved in design, manufacture and qualification conformance evaluation for listing by D.O.D., marketing and product application concerning control and measurement of electric power for Mobile Ground Power Military Engine Generator Systems, and electrical power controls for Naval Shipboard and Military Armored Tracked Vehicle application. During such period, Mr. Wood has had extensive contact with the military procurement, contract administration, engineering and test qualifying locations, as well as with the government prime contractors to the Department of Defense. Mr. Wood has served on numerous Ad-Hoc committees for military engine generator specification review requirements and is frequently consulted for solutions to problems encountered with military engine generator systems by both the military and prime contractors to the Department of Defense.

     GERRY CHASTELET, was appointed to membership on the Board of Directors by action of the incumbent Board taken as of March 31, 1999. Mr. Chastelet is Chairman of the Board, Chief Executive Officer, President and a Director of Digital Lightwave, Inc., a leading provider of optical network test and management products. Mr. Chastelet is also currently a director of Waverider Communications, Inc. From December 1995 to October 1998, Mr. Chastelet was President, Chief Executive Officer and a Director of Wandel & Goltermann Technologies, Inc., a $60 million global supplier of communications test and measurement equipment. Prior to joining Wandel & Goltermann, Mr. Chastelet was Vice President of Sales, Marketing and Service - Americas and Asia Pacific for Network Systems Corporation. He also held senior management positions with Gandalf Systems Corporation and Paradyne Corporation. He spent 15 years with the IBM Corporation in various sales, service, marketing and management positions. Mr. Chastelet has a degree in Electronic Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA Program.

     EDMUND F. MURPHY, JR., was appointed to membership on the Board of Directors by action of the incumbent Board taken as of May 10, 1988. Since 1981, Mr. Murphy has functioned as the sole owner and Chief Executive of Murphy Management Consultants, Inc., a Belleair, Florida based consulting firm providing advice to emerging companies, particularly those engaged in the manufacture and distribution of a proprietary product base. For the preceding eight years he served as Senior Vice President of International Marketing for Paradyne Corporation, a Largo, Florida based, publicly held distributor of data communications equipment.

     MARTIN L. POAD, was appointed to membership on the Board of Directors by action of the incumbent Board taken as of November 19, 1998. Mr. Poad is the founder, Chairman and Chief Executive Officer of Interlink Communication Systems, Inc.(ICS), a value-added distribution company for data communications equipment and internetworking products. Mr. Poad has significant expertise in using the Internet for market development and on-line commerce. ICS has one of the most complete web sites on the Internet. Prior to founding ICS, Mr. Poad had been with the IBM Corporation for 19 years in various sales and senior management positions. He held a number of senior management positions with Paradyne Corporation and AT&T Paradyne, including Vice President of Distribution. Mr. Poad is a graduate of Carnegie-Mellon University, majoring in industrial management with a minor in mechanical engineering.



                                      5
     C. Meetings and Committees of the Board. The Board of Directors has not appointed a standing nominating committee. Nominees for election to the Board are selected by the incumbent board at a regular meeting thereof. With the exception of an Audit and Compensation Committee, no other standing Board Committee has been formed as of the present time. Each of the incumbent nominees for election to the Board, who have served for a full year, has attended at least 75% of the aggregate number of total meetings of the Board, and of total meetings of each committee of which he is a member, which have been held during the last year. During the Company's most recent fiscal year, ended March 31, 2001, the Board of Directors of the Company held five Board meetings. The Audit and Compensation Committees each held six meetings during the fiscal year. Messrs. Chastelet, Murphy and Poad are the members of the Audit and Compensation Committees.

         Compensation Committee. The Compensation Committee makes recommendations to the Board with respect to compensation and grants of stock options to management employees. In addition, the Compensation Committee administers plans and programs relating to benefits, incentives, stock options and compensation of the Company's Chief Executive Officer and other executive officers. Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by the Chief Executive Officer and approved by the Board of Directors.

          Audit Committee. The Audit Committee has the principal function of reviewing the adequacy of the Company's internal system of accounting controls, conferring with the independent auditors, recommending to the Board of Directors the appointment of independent auditors and considering other appropriate matters regarding the financial affairs of the Company. The Audit Committee recommends that the Company's Consolidated Financial Statements accompany the Company's annual report on Form 10-K.


          Audit Committee Report.

The Audit Committee of the Board of Directors (the "Committee") is comprised of the three named below. Each member of the Committee is an independent director as defined by NASDAQ rules. The Committee has adopted a written charter which has been approved by the Board of Directors, and which is set forth in Appendix A of this Proxy Statement. The Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. KPMG LLP, the Company's independent auditor for 2001, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The Committee has discussed with KPMG the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). KPMG has provided to the Committee the written disclosures and the letter required by Independent Standards Board Standards No. 1 (Independence Discussions with Audit Committee), and the Committee discussed with KPMG that firm's independence.

Based in the considerations referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001. The foregoing report is provided by the following independent directors, who constitute the Audit
Committee:

Gerry Chastelet
Edmund F. Murphy, Jr.
Martin L. Poad,
                                      6
IV.  Executive officers of the Registrant

Name                        Age             Position
----                        ---             --------
Robert S. Wiggins            71             Chief Executive Officer,
Chairman of the Board

Raymond H. Legatti           69             President

Raymond B. Wood              66             Senior Vice President of Government
Operations and Marketing

Scott J. Loucks              39             Vice President of Finance,
                                            Chief Financial Officer

ROBERT S. WIGGINS, has served as Chairman of the Board, Chief Executive Officer and Director since March 1988. Additional biographical data on Mr. Wiggins may be found in Section III above.

RAYMOND H. LEGATTI, served as the Company's President since the Company's inception in 1981. Additional biographical data on Mr. Legatti may be found in Section III above.

RAYMOND B. WOOD, has served as the Senior Vice President of Government Operations and Marketing since the Company's inception in 1981. Additional biographical data on Mr. Wood may be found in Section III above.

SCOTT J. LOUCKS, has served the Company in various capacities since March 1985. Mr. Loucks performed the duties of Information Technology Manager for 4 years, of Controller for 8 years and of Vice President of Finance and Chief Financial Officer since August 1996. Mr. Loucks has a Bachelor of Science Degree in computer science and a Minor Degree in mathematics from Florida State University. Mr. Loucks has also been a Director and the Secretary of the Company's Honduran subsidiary, TRC/Honduras S.A. de C.V., since February 1997.

V.   Ratification of Selection of Independent Auditors

     The Company's Board of Directors has selected the independent certified public accounting firm of KPMG LLP to perform audit and related functions with respect to the Company's accounts for its fiscal year ending March 31, 2002. This is the eighteenth year that the firm has been selected to perform these services for the Company.

     The Board recommends ratification of its selection of KPMG LLP as the Company's auditors. Should its selection be ratified, the Board reserves the right to discharge and replace such firm of auditors without further shareholder approval if it deems such a change to be in the best interests of the Company.

     One or more representatives of KPMG LLP will be in attendance at the forthcoming annual shareholder meeting to respond to any appropriate questions which may be raised by shareholders and to make any statement which they may care to address to the attending shareholders.

     The aggregate fees billed the Company for professional services rendered for the audit of its annual financial statements for fiscal year 2001 and the reviews of its quarterly financial statements included in its quarterly reports on Form 10-Q for that fiscal year were approximately $63,000.

                                      7
     KPMG LLP billed the Company approximately $17,000 for all other services it rendered in fiscal year 2001. None of those services involved financial information systems design or implementation.


VI. Executive Compensation

     The tables that follow set forth for the years ended March 31, 1999, 2000 and 2001 all compensation paid to the Company's Chairman of the Board and Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose compensation exceeds $100,000. These tables include a Summary Compensation Table, Option Grants and Aggregated Option Exercises and Option Values table.

     A.  Summary Compensation Table
                                                 Long-Term
                               Annual           Compensation (2)
                           Compensation (1)        Awards
Name and Principal                                 Stock           All Other
Position               Year   Salary($)   Bonus   Options (#)   Compensation($)
--------               ----   -------     -----   -------       ---------------
Robert S. Wiggins      2001   225,000      -0-      -0-              400 (3)
Chairman of the        2000   225,000      -0-      -0-              300 (3)
Board and CEO          1999   225,000      -0-      -0-              300 (3)

Raymond H. Legatti     2001   125,000      -0-      -0-              400 (3)
President              2000   125,000      -0-      -0-              300 (3)
                       1999   112,925      -0-      -0-              300 (3)

Raymond B. Wood        2001   125,000      -0-      -0-              400 (3)
Senior Vice President  2000   125,000      -0-      -0-              300 (3)
                       1999   100,352      -0-      -0-              300 (3)

Hamze M. Moussa        2001    97,500     5,000   10,000             400 (3)
President of TRC/      2000   101,460      -0-      -0-              300 (3)
Honduras S.A. de C.V.  1999    63,444      -0-     4,500             300 (3)

Edward A. Schiff       2001    99,583     7,417   15,000             400 (3)
Vice President of U.S. 2000    95,003    22,000     -0-              300 (3)
Commercial Sales and   1999    90,000      -0-      -0-              300 (3)
Marketing

(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each of the Company's Chairman of the Board and other named executives did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus of such officer.

(2) The columns "Restricted Stock Award" and "LTIP Payouts" have been deleted because the Company does not currently offer either type of awards.

(3) The amount indicated consists of a matching contributions made by the Company to its 401(k) Profit Sharing Plan.





                                      8
     B.  Stock Option Grants

     The following table, for the Company's Chairman of the Board or the other named executives of the Company, any stock options granted by the Company during the fiscal year ended March 31, 2001.

                Options Grants in the Fiscal Year Ended March 31, 2001

                      Number of     Percent of
                      Securities    Total Options
                      Underlying    Granted to
                      Option        Employees in   Exercise    Expiration
Name                  Granted       Fiscal Year    Price       Date
----                  -------       -----------    -----       ----
Hamze M. Moussa        10,000         10.75%        1.77       August 21,2010
Edward A. Schiff       15,000         16.13%        1.77       August 21,2010

     C.  Aggregated Option Exercised

     The following table discloses, for the Company's Chairman of the Board and the other named executives, the number of options exercised, the number of unexercised options, and the value of those unexercised options for the fiscal year ended March 31, 2001.

                      Aggregated Option Exercises in Fiscal Year Ended March 31, 2001 and Fiscal Year-End Option Values

                                                                     Value of
                                                                  Unexercised
                                                 Number of           In-the-
                                                Unexercised          Money
                                                 Options at         Options at
                                                Fiscal Year-       Fiscal Year-
                                                   End (#)          End ($) (2)
                 Shares
                 Acquired on    Value          Exercisable/       Exercisable/
Name             Exercise(#)  Realized($) (1)  Unexercisable      Unexercisable
----             ---------    -----------      -------------      -------------
Robert S. Wiggins   -0-          -0-            -0-/8,334          -0-/-0- (3)
Raymond H. Legatti  -0-          -0-            7,800/3,900        -0-/-0- (3)
Raymond B. Wood     -0-          -0-            7,800/3,900        -0-/-0- (3)
Hamze M. Moussa    2,751         154            2,749/12,750       154/-0- (3)
Edward A. Schiff    -0-          -0-            10,000/70,000      -0-/-0- (3)

(1) An individual option holder, upon exercise of an option, does not receive cash equal to the amount set forth in the Value Realized column of this table. The amount set forth above reflects the increase in the price of the Company's Common Stock from the date of grant to the price of the Company's Common Stock on the option exercise date (i.e. $1.375 per share on March 31, 2001), multiplied by the applicable number of options. No cash is realized until the shares received upon exercise of an option are sold.

(2) Options are "in-the-money" at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.

(3) These amounts represent the difference between the exercise price of such stock options and the closing price of the Company's stock on March 31, 2001.

                                      9
     D.  Director Compensation

     Although from time to time the Company has granted non-qualified stock options and, in some instances, incentive stock options to certain Directors, no cash compensation or fees for attending meetings of the Board are paid to Directors.


VII. Proposals of Security Holders

     Proposals of Security Holders intended to be presented at the Annual Meeting of Shareholders of the Company to be held in August 2002, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than March 15, 2002. Shareholders who intend to present a proposal at the 2002 Annual Meeting of shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than June 1, 2002.


VIII. Vote Required

     A bare majority (2,718,749 shares) of the Company's outstanding common capital stock will be necessary to constitute a quorum for the transaction of business at the annual meeting, and each issue to be presented to the shareholders for action will require the vote of a majority of the shares represented at the meeting, either in person or by valid proxy. Members of the Board of Directors currently are deemed to beneficially own 719,731 of the Company's 5,437,497 shares of outstanding common stock, (13.1%), which will be voted FOR the Board's nominees for the Board of Directors and approval of other actions recommended in this proxy.


IX.   Compliance with Section 16(a) of The Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors, and persons who own more than ten per cent of a registered class of the Company's Common Stock, file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten per cent shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file.

     To the best of the Company's knowledge and belief, based solely on its review of the copies of such forms received that include written representations from certain reporting persons that no additional forms were required to be filed by such persons, the Company believes that all filing requirements applicable to its officers, directors and greater than ten per cent beneficial owners were complied with during the recent fiscal year, except with respect to one Form 5 filing of Mr. Murphy, Jr., Mr. Chastelet and Mr. Poad, which were late. Specifically, on June 1, 2000, non-qualified stock options of 5,000 shares each were granted to them at a price of $2.00 and were recorded on Form 5 filings on July 2, 2001 (45 days late). Also, on February 2, 2001, Mr. Loucks was granted a non-qualified stock option of 10,000 shares at a price of $1.77, which was recorded on a Form 5 filing on July 2, 2001
(45 days late).


                                     10
X.  Other Matters

     The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.


XI.  Requests for Copies of Form 10-K

THE COMPANY WILL MAIL, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD OF COMMON STOCK AS OF JULY 6, 2001, AND UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES, AND LISTS DESCRIBING ALL EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO:

                      TECHNOLOGY RESEARCH CORPORATION
                      5250 140th AVENUE NORTH
                      CLEARWATER, FLORIDA 33760
                      ATTENTION: SCOTT J. LOUCKS

SUCH INFORMATION SHALL ALSO BE MAILED TO ANY REQUESTING INDIVIDUAL NOT A SHAREHOLDER OF RECORD WHO REPRESENTS IN WRITING THAT HE IS A BENEFICIAL OWNER OF THE CORPORATION'S COMMON STOCK AS OF JULY 6, 2001.

A COPY OF THE COMPANY'S PUBLIC FILINGS, INCLUDING 10-Ks, 10-Qs AND PROXIES, CAN ALSO BE SECURED FROM THE SECURITIES AND EXCHANGE COMMISSION'S "EDGAR" SYSTEM.































                                     11
                                 EXHIBIT A


                       TECHNOLOGY RESEARCH CORPORATION
           Charter of the Audit Committee of the Board of Directors



I.   Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. Such assistance shall be furnished primarily by:

     - Reviewing the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance.

     - Reviewing the independence and performance of the Company's auditors and the performance of the Company's senior financial officer.

     - Establishing an avenue of communication among the independent auditors, the Company's senior financial officer, and the Board of Directors.

     -  Reviewing areas of potential significant financial risk to the Company.

     -  Monitoring compliance with legal and regulatory requirements.

The Audit Committee is authorized to conduct any investigation appropriate to its responsibilities; to retain, at Company expense, special legal, accounting or other consultants it deems useful in the performance of such activity; and to have direct access to the Company's independent auditors and all Company personnel.


II.  Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the NASDAQ Exchange (the "Exchange"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent in accordance with the requirements of the Exchange, free from any relationship that would likely interfere with the exercise of his or her independent judgment. Each Committee member shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member shall have accounting or related financial management expertise. Committee members are encouraged to increase their understanding of finance and accounting by attending educational programs at the Company's expense.

Audit Committee members shall be appointed by the incumbent Board of Directors and consist only of outside Board Members. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.








                                   A-1
The Committee shall meet at least quarter-annually, or more frequently as circumstances dictate. Meetings may be conducted in person or by
teleconference.   The Audit Committee Chair shall prepare or approve an agenda in advance of each meeting. The Committee is encouraged to meet in executive session with management, the Company's senior financial officer, the independent auditors and as a committee to discuss any issues that lend themselves to that format. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.


III.  Audit Committee Responsibilities and Duties


      Review Procedures

      1. Annually review and reassess the adequacy of this Charter. Submit the Charter to the Board of Directors for approval and have the document published as required by Securities and Exchange Commission or Exchange rule or regulation.

      2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors concerning significant issues.

      3. In consultation with management, the independent auditors and the Company's senior financial officer, consider the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to review, control and report such exposure. Review significant findings of the independent auditors and the Company's senior financial officer, as well as management's responses to prior and current year findings.

      4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any terms required to be communicated by the independent auditors in accordance with AICPA
          SAS 61.


      Independent Auditors

      1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      2. Approve the fees and other significant compensation to be paid to the independent auditors.





                                   A-2
      3. Annually review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

      4. Review the independent auditors' audit plan - discuss appropriateness of engagement letter, scope of audit, staffing, locations, reliance upon management, internal audit and general audit approach.

      5. Prior to the release of the year-end earnings, discuss the results of the audit with the independent auditors. Discuss issues required to be communicated to audit committees in accordance with SAS 61, including: The auditor's responsibility under Generally Accepted Auditing Standards (GAAS); Significant accounting policies; Management judgments and accounting estimates; Significant audit adjustments; Other information in documents containing audited financial statements.

      6. Consider the independent auditors' recommendation and judgment regarding the quality and appropriateness of the Company's accounting principles as applied in its financial reporting, including: underlying estimates used in the preparation of the Company's financial statements; clarity of the financial disclosure practices used or proposed by the Company; whether management's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether these principles are common or minority practices.


      Legal Compliance

      1.  Review the Company's business plan and changes.

      2. Review the appointment, performance, and replacement of the senior financial officer.

      3. Review significant reports prepared by the Company's senior financial officer together with management's response and follow-up to these reports.

      4. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

      5. The internal financial/audit department shall be responsible to senior management, but have a direct reporting responsibility to the full Board of Directors. Changes in the senior internal audit executive shall be subject to Audit Committee approval.


      Other Audit Committee Responsibilities

      1. Annually prepare Audit Committee report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.



                                   A-3
                            TECHNOLOGY RESEARCH CORPORATION

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS-TO BE HELD AUGUST 23, 2001
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of July 6, 2001 of common stock of Technology Research Corporation, a Florida corporation(the "Company") hereby appoints Robert S. Wiggins, Chairman of the Board and Scott J. Loucks, Chief Financial Officer, and each of them, jointly and severally, as attorney-in-fact and proxy, each with full power of substitution for the limited purpose of voting all shares of the common stock owned by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Hampton Inn, 21030 U.S. 19 North, Clearwater, Florida at 2:30 P.M., local time, August 23, 2001, and at any adjournments thereof, but only in accordance with the following instructions:

If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail the proxy to insure adequate shareholder representations at the Meeting. As this proxy is being solicited by the Board of Directors, you are encouraged to contact any member of the incumbent Board if you have any question concerning this proxy or the matters referenced herein.
                               (Continued on reverse side)

1.  Election of Directors             Nominees: 01 Robert S. Wiggins,         2.  Approval of KPMG LLP, Certified
                                                02 Raymond H. Legatti,            Public Accountants, as independent
    FOR all           WITHHOLD                  03 Raymond B. Wood,               auditors of the company for operating
nominees listed       AUTHORITY                 04 Gerry Chastelet,               year ending March 31, 2002.
to the right       to vote for all              05 Edmund F. Murphy, Jr.,
(except as marked  nominees listed              06 Martin L. Poad                     FOR     AGAINST   ABSTAIN
to the contrary)     to the right
                                     (Instruction:  To withhold authority to vote     ___       ___       ___
      ___               ___          for any individual nominee listed above,
                                     strike a line through the nominee's name


3.  In accordance with their best                                           This proxy, when properly executed, will
    judgment on any other matter                                            be voted in the manner directed herein by
    that may properly be voted                                              the undersigned shareholder(s).  If none
    upon at the meeting.                                                    of the choices specified in any of the
                                                                            Proposals 1 or 2 shall be marked, the
                                                                            named proxy is authorized and directed to
                                                                            vote as described therein and in
                                                                            accordance with that certain Proxy
                                                                            Statement dated July 13, 2001

                                                                            Dated: _____________________________, 2001

                                                                            __________________________________________
                                                                                           (Signature)
                                                                            __________________________________________
                                                                                         (Printed Name)

                                                                            If signing in a fiduciary or representative
                                                                            capacity, please give full title as such.
                                                                            If signing as a corporate officer, please
                                                                            give your title and full name of the
                                                                            corporation; or if ownership is in more
                                                                            than one name, each additional owner should
                                                                            sign.
                                                                            PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                                            PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
